                                                                     EXHIBIT 3.1

                      RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                          MEDSOURCE TECHNOLOGIES, INC.

     It is hereby certified that:

     1. The present name of the corporation (hereinafter called the "Corporation") is MedSource Technologies, Inc. The name under which the Corporation was originally incorporated was Veratek International, Inc. The date of filing of its original certificate of incorporation with the Secretary of State of the State of Delaware was April 14, 1998.

     2. The provisions of the restated certificate of incorporation of the Corporation as heretofore amended and/or supplemented, and as herein amended, are hereby restated and integrated into the single instrument which is hereinafter set forth, and which is titled Restated Certificate of Incorporation of MedSource Technologies, Inc. without any further amendments other than the amendments herein certified and without any discrepancy between the provisions of the amended and restated certificate of incorporation as heretofore amended and supplemented and the provisions of the said single instrument hereinafter set forth.

     3. The amendments and the restatement of the amended and restated certificate of incorporation herein certified have been duly adopted by the stockholders of the Corporation in accordance with the provisions of Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware (the "DGCL").

     4. The certificate of incorporation of the Corporation, as amended and restated herein, reads as follows:

                      RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                          MEDSOURCE TECHNOLOGIES, INC.

                                    ARTICLE I
                                    ---------

     The name of the Corporation is MedSource Technologies, Inc.

                                   ARTICLE II
                                   ----------

     The address, including street, number, city, and county, of the registered office of the Corporation in the state of Delaware is c/o United Corporate Services, Inc., 15 East North Street, City of Dover, Kent County, Delaware 19901; and the name of the registered agent of the Corporation in the state of Delaware at such address is United Corporate Services, Inc.

                                   ARTICLE III
                                   -----------

     The nature of the business and the purposes to be conducted and promoted by the Corporation shall be to conduct any lawful business, to promote any lawful purpose, and to engage in any lawful act or activity for which corporations may be organized under the DGCL.

                                   ARTICLE IV
                                   ----------

     (a) The total number of shares of all classes of capital stock which the Company has authority to issue is 71,000,000 shares, consisting of (i) 70,000,000 shares of common stock, par value $.01 per share ("Common Stock"), and (ii) 1,000,000 shares of preferred stock, par value $.01 per share ("Preferred Stock").

     (b) Shares of Preferred Stock may be issued from time to time in one or more series as may from time to time be determined by the board of directors of the Corporation (the "Board of Directors" or the "Board"), each of said series to be distinctly designated. The designations, number, voting powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations or restrictions thereof, if any, of each such series may differ from those of any and all other series of Preferred Stock at any time outstanding, and the Board of Directors is hereby expressly granted authority to fix or alter, by resolution or resolutions, and to file a certificate with respect thereto pursuant to the applicable law of the state of Delaware, the designation, number, voting powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof, of each such series, including but without limiting the generality of the foregoing, the following:

          (i) The distinctive designation of, and the number of shares of Preferred Stock that shall constitute, such series, which number (except where otherwise provided by the Board of Directors in the resolution establishing such series) may be increased or decreased (but not below the number of shares of such series then outstanding) from time to time by like action of the Board of Directors;

          (ii) The rights in respect of dividends, if any, of such series of Preferred Stock, the extent of the preference or relation, if any, of such dividends to the dividends payable on any other class or classes or on any other series of the same or other class or classes of capital stock of the Company and whether such dividends shall be cumulative or noncumulative;

          (iii) The right, if any, of the holders of such series of Preferred Stock to convert the same into, or exchange the same for, shares of any other class or classes or of any other series of the same or any other class or classes of capital stock of the Company, and the terms and conditions of such conversion or exchange;

          (iv) Whether or not shares of such series of Preferred Stock shall be subject to redemption, and the redemption price or prices and the time or time at which, and the terms and conditions on which, shares of such series of Preferred Stock may be redeemed;

          (v) The rights, if any, of the holders of such series of Preferred Stock upon the voluntary or involuntary liquidation, dissolution or winding-up of the Company or in the event of any merger or consolidation of or sale of assets by the Company;

          (vi) The voting powers, if any, of the holders of any series of Preferred Stock generally or with respect to any particular matter, which may be less than, equal to or greater than one vote per share; and

          (vii) Such other powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof, as the Board of Directors shall determine.

     (c) As of            , 2002, 6,000 shares of Preferred Stock were
               -------- --
designated as Series E Preferred Stock and 4,000 shares of Preferred Stock were designated as Series F Preferred Stock, in accordance with the preceding Section
(b). The certificates of designation of the Series E Preferred Stock and the Series F Preferred Stock are attached to this Restated Certificate of Incorporation as Exhibit A and Exhibit B, respectively.

                                    ARTICLE V
                                    ---------

     (a) The Corporation shall, to the fullest extent permitted by section 145 of the DGCL, as the same may be amended and supplemented from time to time, indemnify each director and officer from and against any and all of the expenses, liabilities or other matters referred to in or covered by that section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in their official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

     (b) The right to indemnification under this Article V shall be a contract right and shall include the right to be paid by the Corporation the expenses (including attorneys' fees) incurred by any director or officer in connection with the proceeding in advance of the final disposition of such proceeding as authorized by the Board of Directors; provided, however, that if the Board of
                                      --------  -------
Directors or the laws of the state of Delaware so require, the payment of expenses in advance shall be made only upon receipt by the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such person is not entitled to be indemnified under this section and the laws of the state of Delaware.

     (c) No amendment of this Article V or the DGCL shall affect the rights of an indemnitee hereunder with respect to acts arising prior to the final adoption of such amendment.

                                   ARTICLE VI
                                   ----------

     (a) Except as required by law, and subject to the rights of holders of any series of Preferred Stock established pursuant to Article IV of this Restated Certificate of Incorporation, a special meeting of stockholders for any purpose or purposes (i) may be called at any time by the Chairman or the President, and
(ii) shall be called by the Secretary of the Corporation promptly following the adoption by the Board of a resolution approved by a majority of the directors of the Corporation. Any such call must specify the matter or matters to be acted upon at such meeting and only such matter or matters shall be acted upon thereat. Any such meeting shall be at such time and at such place, within or without the State of Delaware, as shall be set forth in the Board of Directors' resolution calling for such meeting. A special meeting may not be called by the Corporation's stockholders.

     (b) For business properly to be brought by a stockholder before an annual meeting of the Corporation's stockholders, the stockholder must have given timely notice thereof to the secretary of the Corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than 90 nor more than 120 days prior to the annual meeting; provided, however, that in the event that
                                      --------  -------
less than 100 days' notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made; and provided, further, however, that for so
                                     --------  -------  -------
long as the Corporation is subject to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or any successor rule of comparable application, any stockholder proposal that complies with any such rule shall be deemed to comply with Section (b) of this Article VI. Notwithstanding anything in this Restated Certificate of Incorporation to the contrary, no business brought by a stockholder shall be conducted at the annual meeting of stockholders except in accordance with the procedures set forth in Section (b) of this Article VI. The Chairman of an annual meeting shall, if the facts so warrant, determine and declare to the meeting that business was not properly brought before the annual meeting in accordance with the provisions of this Article VI, and, if he should so determine, he shall so declare to the annual meeting and any such business not properly brought before the annual meeting shall not be transacted thereat.

                                   ARTICLE VII
                                   -----------

     (a) The number of directors constituting the Board of Directors may be determined from time to time by a vote of a majority of the directors then in office; provided, however, that such number shall not be less than three (3) or,
        --------  -------
unless increased in accordance with the next sentence, more than ten (10). At any time, the Board of Directors (but not the Corporation's stockholders) may increase or decrease the number of directors constituting the Board of Directors, and any such increase or decrease shall require the approval of at least two thirds (66-2/3%) of all of the members of the Board of Directors at such time. The initial number of directors shall be eight.

     (b) Unless and except to the extent that the by-laws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot.

     (c) The directors of the Corporation, other than those who may be elected by the holders of any series of Preferred Stock, voting as a separate class, shall be divided into three classes, as nearly equal in number as possible. One class of directors of the Corporation shall be initially elected for a term expiring at the annual meeting of stockholders to be held during 2002, another class shall initially be elected for a term expiring at the annual meeting of stockholders to be held during 2003 and another class shall initially be elected for a term expiring at the annual meeting of stockholders to be held during 2004. Members of each class shall hold office until their successors are elected and qualified. At each succeeding annual meeting of the stockholders of the Corporation, the successors of the class of directors of the Corporation whose term expires at that meeting shall be elected, in accordance with the by-laws of the Corporation, to hold office for a term expiring at the annual meeting of stockholders held during the third year following the year of their election.

     (d) Stockholders may effect the removal of a director only for cause. If less than the entire Board of Directors is to be removed, no director may be removed for cause if the votes cast against his removal would be sufficient to elect him if then voted at an election of the class of directors of which he is a part.

     If at any time the holders of any class or series of the Corporation's capital stock are entitled to elect one or more directors by the provisions of this Restated Certificate of Incorporation, as it may be amended and restated from time to time, Section (d) of this Article VII shall apply, with respect to the removal without cause of a director or directors so elected, to the vote of the holders of the outstanding shares of that class or series of the Corporation's capital stock and not to the vote of the outstanding shares of the Corporation's capital stock as a whole.

     (e) If the office of any director or member of a committee of the Board of Directors becomes vacant, the remaining directors in office, though less than a quorum, may, by a majority vote, fill the vacancy and the person so elected shall hold office for the unexpired term of the director or member of a committee of the Board of Directors who vacated such office, and until his successor shall be duly elected and qualified or until his earlier resignation or removal in accordance with the provisions of this Restated Certificate of Incorporation; provided, however, that if there are no
                                       --------  -------
directors then in office due to a vacancy, the stockholders may elect a successor who shall hold office for the unexpired term and until his successor shall be duly elected and qualified or until his earlier resignation or removal in accordance with the provisions of this Restated Certificate of Incorporation.

     (f) Nominations for the election of directors may be made by the Board of Directors or a committee appointed by the Board of Directors, or by any stockholder entitled to vote generally in the election of directors who complies with the procedures set forth in Section (f) of this Article VII. At each meeting of stockholders for the election of directors at which a quorum is present, the persons receiving a plurality of the votes cast shall be elected directors. All nominations by stockholders shall be made pursuant to timely notice in proper written form to the secretary of the Corporation. To be timely, a stockholder's notice shall be delivered to or mailed and received at the principal executive offices of the Corporation not less than 90 nor more than 120 days prior to the meeting; provided, however, that in the event that less
                               --------  -------
than 100 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made; provided, further, however, that for so long as the
                     --------  -------  -------
Corporation is subject to Regulation 14A under the Securities Exchange Act of 1934, as amended, or any successor rule of comparable application, any nomination by a stockholder for the election of directors that complies with any such rule shall be deemed to comply with this Section (f) of this Article VII. To be in proper written form, such stockholder's notice shall set forth in writing (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitation of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, or any successor regulation or law including, without limitation, such person's written consent to being named in the proxy statement as a nominee and to serving as director if elected; and (ii) as to the stockholder giving the notice, (x) the name and address, as they appear on the Corporation's books, of such stockholder and (y) the class and number of shares of the Corporation that are beneficially owned by such stockholder.

                                  ARTICLE VIII
                                  ------------

     The by-laws of the Corporation may be altered or repealed and by-laws may be enacted at any annual meeting of the stockholders or at any special meeting thereof if notice of the proposed alteration or repeal of the by-law or by-laws to be enacted be contained in the notice of that special meeting, by the affirmative vote of the holders of a majority of the shares of the Corporation entitled to be voted thereat, or by the affirmative vote of a majority of the Board of Directors, at any regular meeting of the Board of Directors, or at any special meeting of the Board of Directors, whether or not notice of the proposed alteration or repeal, or of the by-law or by-laws to be made, be contained in the notice of that special meeting; provided, however, that the last sentence of
                                    --------  -------
Section 5 and Section 7(b) of Article II and Sections 1, 3, 4 and 5 of Article

III of the by-laws of the Corporation may only be amended, altered or repealed by the affirmative vote of the holders of at least two thirds (66-2/3%) of all of the shares of Common Stock and each other class or series of stock of the Corporation entitled to be voted with such Common Stock, voting together as a single class. Notwithstanding anything contained in this Restated Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least two thirds (66-2/3%) of all of the shares of Common Stock and each other class or series of stock of the Corporation entitled to be voted with such Common Stock, voting together as a single class, shall be required to alter, amend, repeal or adopt any provision inconsistent with this Article VIII.

                                   ARTICLE IX
                                   ----------

     Notwithstanding anything contained in this Restated Certificate of Incorporation to the contrary, Articles VI, VII and VIII hereof shall not be altered, amended or repealed and no provision inconsistent therewith shall be adopted without the affirmative vote of the holders of at least two thirds (66-2/3%) of all of the shares of Common Stock and each other class or series of stock of the Corporation entitled to be voted with such Common Stock, voting together as a single class. Notwithstanding anything contained in this Restated Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least two thirds (66-2/3%) of all of the shares of Common Stock and each other class or series of stock of the Corporation entitled to be voted with such Common Stock, voting together as a single class, shall be required to alter, amend or repeal or adopt any provision inconsistent with Section (a) of this Article IX.

                                    ARTICLE X
                                    ----------

     The personal liability of the stockholders, directors and officers of the Corporation is hereby eliminated or limited to the fullest extent permitted by paragraph 7 of subsection (b) of section 102 of the DGCL, as the same may be amended or supplemented from time to time.

     IN WITNESS WHEREOF, the undersigned has duly signed this certificate on
         , 2002.
------ --

                                                   MEDSOURCE TECHNOLOGIES, INC.


                                                   By:
                                                      --------------------------
                                                      Name:
                                                      Title:

                                                                       Exhibit A
                                                                       ---------

                          MEDSOURCE TECHNOLOGIES, INC.
            CERTIFICATE OF DESIGNATION OF 6% SERIES E PREFERRED STOCK

          Pursuant to Section 151 of the Delaware General Corporation Law, MedSource Technologies, Inc., a Delaware corporation (the "Corporation"), DOES HEREBY CERTIFY:

          That pursuant to the authority conferred upon the Board of Directors of the Corporation by the Certificate of Incorporation of the Corporation (the "Charter"), the Board of Directors of the Corporation has duly adopted the following resolution creating a series of Preferred Stock designated as 6% Series E Preferred Stock, and such resolution has not been modified and is in full force and effect on the date hereof:

          RESOLVED that, pursuant to the authority vested in the Board of Directors of the Corporation in accordance with the provisions of the Charter, a series of the authorized Preferred Stock, par value $.01 per share, of the Corporation is hereby created and that the designation and number of shares thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations and restrictions thereof are as follows:

Section 1. Designation and Number.
           ----------------------

          (a) The shares of such series shall be designated as 6% Series E Preferred Stock (the "Series E Preferred Stock"). The number of shares initially constituting the Series E Preferred Stock shall be 6,000, which number may be increased or decreased by the Board of Directors; provided, however, that such
                                                  --------  -------
number may not be decreased below the number of then outstanding shares of Series E Preferred Stock.

          (b) The Series E Preferred Stock shall, with respect to dividend rights and rights on liquidation, dissolution or winding up, rank:

               (i) junior to all classes and series of Senior Stock (as defined below);

               (ii) pari passu with all classes and series of Parity Stock (as
                    ---- -----
     defined below); provided, however, that, notwithstanding the
                     --------  -------
     foregoing, the Corporation may, subject, in any event, to Section 8, redeem
     (x) the Series E Preferred Stock prior to redemption of the Corporation's Series D Preferred Stock, par value $.01 per share, and (y) the Corporation's Series F Preferred Stock, par value $.01 per share, prior to redemption of the Series E Preferred Stock; and

               (iii) senior to all classes and series of Junior Stock (as defined below).

          (c) Capitalized terms used herein and not otherwise defined shall have the meanings set forth in Section 9 below.

Section 2. Dividends and Distributions.
           ---------------------------

          (a) The holders of shares of Series E Preferred Stock, in preference to the holders of shares of Common Stock and shares of any other Junior Stock, shall be entitled to receive, when, as and if declared by the Board of Directors, out of the assets of the Corporation legally available therefor, cumulative dividends at a rate per annum equal to 6% of the Original Series E
                               --- -----
Issue Price during the first twelve month period following the date on which the Series E Preferred Stock is first issued (the "Issue Date"). However, in the event that the Series E Preferred Stock remains outstanding after the end of such twelve month period, then holders shall be entitled to cumulative dividends at a rate per annum equal to 16% of the Original Series E Issue Price ab initio
          --- -----                                                   -- ------
from the Issue Date.

          (b) Dividends payable pursuant to Section 2(a) on any shares of Series E Preferred Stock shall accrue and be cumulative from the Issue Date of such shares until such shares shall cease to be outstanding.

          (c) In no event may any dividends be paid on the Series E Preferred Stock unless, at the time of such payment, any and all dividends then accrued and payable on the shares of any Senior Stock have been paid in full. If dividends are paid on the shares of Series E Preferred Stock and shares of Parity Stock in an amount less than the total amount of such dividends at the time accrued and payable on all of such shares, such dividends shall be allocated pro rata (in proportion to the respective amounts due with respect
          --- ----
thereto) among all such shares of Series E Preferred Stock and shares of Parity Stock at the time outstanding based on the amount of dividends then due with respect to each such share.

          (d) The holders of shares of Series E Preferred Stock shall not be entitled to receive any dividends or other distributions except as provided herein.

Section 3. Voting Rights.
           -------------

          (a) Each share of Series E Preferred Stock shall entitle the holder thereof to vote, in person or by proxy, at a special or annual meeting of the stockholders of the Corporation, on all matters, voted on by holders of Common Stock, voting together as a single class with the holders of the Common Stock and all other shares entitled to vote thereon as a single class with the Common Stock, other than the election of directors of the Corporation as to which the Series E Preferred Stock shall not be entitled to vote. With respect to any such matters as to which holders of the Series E Preferred Stock shall be entitled to vote, each issued and outstanding share of Series E Preferred Stock shall entitle the holder thereof to cast that number of votes per share as is equal to the number of votes that such holder would be entitled to cast had such holder exercised such holder's Warrants for the Common Stock issuable upon exercise thereof on the record date for determining the stockholders of the Corporation eligible to vote on any such matters.

          (b) Except as and to the extent provided in the preceding Section 3(a) or as required by law, the holders of shares of Series E Preferred Stock shall not have any voting rights. With respect to any matter on which holders shall be required by law to vote, holders of such shares shall be entitled to one vote for each share held.

Section 4. Optional Redemption.
           -------------------

          (a) At any time following the Issue Date, the Corporation shall have the right, at its sole option and election, to redeem in cash the shares of Series E Preferred Stock, in whole or in part, on not less than 15 days prior written notice of the date of redemption (any such date an "Optional Redemption Date") at a price per share (the "Optional Redemption Price") equal to the Liquidation Preference.

          (b) A notice shall be mailed to each holder of shares of Series E Preferred Stock to be redeemed at such holder's address as it appears on the transfer books of the Corporation. In order to facilitate the redemption of shares of Series E Preferred Stock, the Board of Directors may fix a record date for the determination of shares of Series E Preferred Stock to be redeemed, or may cause the transfer books of the Corporation for the Series E Preferred Stock to be closed, not more than 30 days or less than 15 days prior to the date fixed for such redemption. Each holder of shares of Series E Preferred Stock shall deliver the certificate or certificates representing such shares within five days after receipt of such notice.

          (c) Notice of redemption having been given as aforesaid, on and after the Optional Redemption Date, notwithstanding that any certificates in respect of shares of Series E Preferred Stock to be redeemed shall not have been surrendered for cancellation, from and after the Optional Redemption Date (i) the shares represented thereby shall no longer be deemed outstanding, (ii) the rights to receive dividends thereon shall cease to accrue and (iii) all rights of the holders of shares of Series E Preferred Stock to be redeemed or to receive any amounts in respect of any liquidation, dissolution, winding up or otherwise shall cease and terminate, excepting only the right to receive the Optional Redemption Price therefor.

          (d) On the Optional Redemption Date, (i) the Corporation shall pay to each holder of shares of Series E Preferred Stock the Optional Redemption Price in respect thereof by delivery of a good check to the address of such holder at such holder's address as it appears on the transfer books of the Corporation and
(ii) all such shares of Series E Preferred Stock shall be deemed to have been redeemed (and shall be deemed to cease to be outstanding) as of the Optional Redemption Date.

Section 5. Reacquired Shares.
           -----------------

          Any shares of Series E Preferred Stock converted, exchanged, redeemed, purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares of Series E Preferred Stock shall upon their cancellation become authorized but unissued shares of preferred stock, par value $.01 per share, of the Corporation and, upon the filing of an appropriate Certificate of Designation with the Secretary of State of the State of Delaware, may be reissued as part of another class or series of preferred stock, par value $.01 per share, of the Corporation, including, without limitation, Series E Preferred Stock, all subject to the conditions or restrictions on issuance set forth herein.

Section 6. Liquidation, Dissolution or Winding Up.
           --------------------------------------

          (a) If the Corporation shall liquidate, dissolve or wind up (each, a "Liquidation Event") distributions shall be made to the holders of shares of Series E Preferred Stock and all other Parity Stock in proportion to the total amounts to which the holders of all shares of the Series E Preferred Stock and other Parity Stock are entitled upon such Liquidation Event.

          (b) No distribution shall be made in respect of any shares of Series E Preferred Stock pursuant to Section 6(a) unless, at the time of such distribution, all amounts due in respect of any shares of Senior Stock have been paid in full.

          (c) No distribution shall be made in respect of any shares of Junior Stock unless, at the time of such distribution, the holders of shares of Series E Preferred Stock shall have received the Liquidation Preference with respect to each share.

Section 7. Voluntary Conversion.
           --------------------

          (a) At any time during the 20-day period following a Change of Control, each holder of Series E Preferred Stock shall have the right, at such holder's option, to convert, subject to the terms and provisions of this Section 7, any or all of such holder's shares of Series E Preferred Stock into the number of fully paid and non-assessable shares of Common Stock that shall equal the quotient of the Liquidation Preference and the Market Price on the date of such conversion. Such conversion right shall be exercised by the surrender of one or more certificates representing the shares to be converted to the Corporation during usual business hours at its principal place of business, accompanied by written notice that the holder elects to convert such shares and specifying the name or names (with address) in which a certificate or certificates representing shares of Common Stock are to be issued and (if so required by the Corporation) by a written instrument or instruments of transfer in form reasonably satisfactory to the Corporation duly executed by the holder or such holder's duly authorized legal representative and transfer tax stamps or funds therefor, if required pursuant to Section 7(d). All certificates representing shares of Series E Preferred Stock surrendered for conversion shall be delivered to the Corporation for cancellation.

          (b) No fractional shares or scrip representing fractional shares shall be issued upon the conversion of any shares of Series E Preferred Stock. If more than one share of Series E Preferred Stock shall be surrendered for conversion at one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate Liquidation Preference of the shares of Series E Preferred Stock so surrendered. If the conversion of any share or shares of Series E Preferred Stock results in a fraction, an amount equal to such fraction multiplied by the Market Price of the Common Stock on the day preceding the day of conversion shall be paid to such holder in cash by the Corporation.

          (c) The Corporation shall reserve and keep available for issuance upon the conversion of the Series E Preferred Stock pursuant to this Section 7, such number of its authorized but unissued shares of Common Stock as will from time to time be sufficient to permit the conversion of all outstanding shares of Series E Preferred Stock, and shall take all action required to increase the authorized number of shares of Common Stock if at any time there shall be insufficient authorized but unissued shares of Common Stock to permit such reservation or to permit the conversion of all outstanding shares of Series E Preferred Stock.

          (d) The issuance or delivery of certificates for Common Stock upon the conversion of shares of Series E Preferred Stock pursuant to this Section 7 shall be made without charge to the converting holder of shares of Series E Preferred Stock for such certificates or for any tax in respect of the issuance or delivery of such certificates or the securities represented thereby, and such certificates shall be issued or delivered in the respective names of, or (subject to compliance with the applicable provisions of federal and state securities laws) in such names as may be directed by, the holders of the shares of Series E Preferred Stock converted; provided, however, that the Corporation
                                       --------  -------
shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in a name other than that of the holder of the shares of Series E Preferred Stock converted, and the Corporation shall not be required to issue or deliver such certificate unless or until the Person or Persons requesting the issuance or delivery thereof shall have paid to the Corporation the amount of such tax or shall have established to the reasonable satisfaction of the Corporation that such tax has been paid.

          (e) In the event that a holder of Series E Preferred Stock shall elect to convert such holder's shares following a Change of Control (as contemplated by Section 7(a) above), such conversion shall be deemed to have occurred on the date of such Change of Control. The Corporation shall deliver one or more certificates representing the shares of Common Stock issuable upon conversion of such Series E Preferred Stock to the holder thereof promptly following the surrender by a holder of the Series E Preferred Stock of one or more certificates representing the shares to be converted.

Section 8. Credit Agreement.
           ----------------

          In no event shall the Corporation be required to make payments in respect of the Series E Preferred Stock (pursuant to Section 2, 4 or 6 or otherwise) if such payment is prohibited under the terms of the Credit Agreement.

Section 9. Definitions.
           -----------

          For the purposes of this Certificate of Designation of Series E Preferred Stock, the following terms shall have the meanings indicated:

          A "Change of Control" of the Corporation shall mean, so long as any Series E Preferred Stock is issued and outstanding, such time as:

               (i) Any Person or "group" (within the meaning of Section 13(d)(3) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of outstanding shares of stock of the Corporation entitling such Person or Persons to exercise 50% or more of the total votes (excluding the Series E Preferred Stock) entitled to be cast at a regular or special meeting, or by action by written consent, of shareholders of the Corporation (the term "beneficial owner" shall be determined in accordance with

     Rule 13d-3, promulgated by the Securities Exchange Commission under the Exchange Act);

               (ii) The Corporation shall consummate the sale or other disposition of all or substantially all of the assets of the Corporation in one transaction or in a series of related transactions;

               (iii) The Corporation shall consummate a recapitalization, reorganization, merger, consolidation or similar transaction, in each case with respect to which all or substantially all the Persons who were the respective beneficial owners, directly or indirectly, of the outstanding shares of capital stock of the Corporation immediately prior to such recapitalization, reorganization, merger, consolidation or similar transaction, will own less than 50% of the combined voting power of the then outstanding shares of capital stock of the Corporation resulting from such recapitalization, reorganization, merger, consolidation or similar transaction;

               (iv) Any transaction occurs after the occurrence of an Initial Public Offering, the result of which is that the Common Stock is not required to be registered under Section 12 of the Exchange Act and that the holders of Common Stock do not receive common stock of the Person surviving such transaction which is required to be registered under Section 12 of the Exchange Act; or

               (v) Immediately after any merger, consolidation, recapitalization or similar transaction an individual or "group" (within the meaning of Section 13(d)(3) of the Exchange Act) shall be the beneficial owners, directly or indirectly, of outstanding shares of capital stock of the Corporation (or any Person surviving such transaction) entitling them collectively to exercise 50% or more of the total voting power of shares of capital stock of the Corporation (or the surviving Person in such transaction);

          "Common Stock" shall mean the Common Stock, par value $.01 per share, of the Corporation. In the event that the Common Stock should, as a result of a dividend or change or exchange for other securities by reclassification, reorganization, redesignation, merger, consolidation, recapitalization, split-up, spinoff, partial or complete liquidation, sale of assets, distribution to stockholders or otherwise, be changed into or exchanged, in whole or in part, for a different number or kind of shares of capital stock or other securities of the Corporation or of another Person, the term "Common Stock" shall include, without limitation, such shares of capital stock or other securities or property; provided, however, that, in the event the Common Stock shall cease to
          --------  -------
be outstanding following any such reclassification, reorganization, redesignation, merger, consolidation, recapitalization, split-up, spinoff, partial or complete liquidation, sale of assets, distribution to stockholders or otherwise, then the term "Common Stock" shall only refer to such shares of capital stock or other securities or property.

          "Credit Agreement" means the Credit Agreement dated March 30, 1999 among the Corporation, MedSource Technologies, LLC, the lenders party to the Credit Agreement and Deutsche Bank AG, New York Branch, as administrative agent, together with the related documents thereto (including, without limitation, any guarantee agreements and/or security documents), as the same has been and may be amended, extended, renewed, increased, restated, modified, supplemented, refinanced, replaced or refunded from time to time, including, without limitation, any such amendment, extension, renewal, increase, restatement, supplement, refinancing, replacement or refunding which relates to all or any portion of the indebtedness under such agreement or any successor or replacement agreement, and whether by the same or any other agent, lender and/or group of lenders.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder.

          "Initial Public Offering" shall mean the initial public offering of shares of Common Stock of the Corporation pursuant to a registration statement declared effective under the Securities Act.

          "Junior Stock" shall mean any now or hereafter authorized capital stock of the Corporation ranking junior (as to dividends and upon liquidation, dissolution or winding up) to the Series E Preferred Stock, including, without limitation, the Common Stock, the Corporation's Series A Preferred Stock, par value $.01 per share, and the Corporation's Series Z Preferred Stock, par value $.01 per share.

          "Liquidation Preference" with respect to a share of Series E Preferred Stock shall mean the Original Series E Issue Price plus all accrued and unpaid
                                                   ----
dividends thereon, whether or not declared.

          "Market Price" shall mean, as applied to shares of any class of stock on any date, the last reported sales price, regular way, per share of such shares on such day, or if no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in each case, as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if shares of such stock are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of such stock are listed or admitted to trading, or, if the shares of such stock are not listed or admitted to trading on any national securities exchange, the last quoted sale price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, in either case as reported by the National Association of Securities Dealers, Inc. or, if not so reported, as reported by any similar interdealer system selected by the Board of Directors of the Corporation then in general use, or, if on any such date the shares of stock are not quoted or reported by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the shares of stock selected by the Board of Directors of the Corporation. If any such class of stock is not publicly held or so listed or publicly traded, "Market Price" means the fair market value per share as determined in good faith by the Board of Directors of the Corporation.

          "Original Series E Issue Price" with respect to a share of Series E Preferred Stock shall mean $1,000.

          "Parity Stock" shall mean any now or hereafter authorized capital stock of the Corporation ranking on a par (as to dividends and upon liquidation, dissolution or winding up) with the Series E Preferred Stock, including, without limitation, the Corporation's Series D Preferred Stock, par value $.01 per share, and the Corporation's Series F Preferred Stock, par value $.01 per share..

          "Person" shall mean any individual, firm, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind, and shall include any successor (by merger) of such entity.

          "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder.

          "Senior Stock" shall mean any now or hereafter authorized capital stock of the Corporation that by its terms ranks senior (as to dividends and upon liquidation, dissolution or winding up) to the Series E Preferred Stock, including, without limitation, the Corporation's Series B Preferred Stock, par value $.01 per share, and the Corporation's Series C Preferred Stock, par value $.01 per share.

          "Warrants" means the Warrants issued to the holders of the Series E Preferred Stock pursuant to the Stock Purchase Agreement dated as of the date of the filing hereof among the Corporation and the initial purchasers of Series E Preferred Stock.

Section 10. Modification or Amendment.
            -------------------------

          Modifications or amendments to this Certificate of Designation may be made by the Corporation upon the vote or consent of the holders of a majority of the outstanding shares of Series E Preferred Stock.

          IN WITNESS WHEREOF, MedSource Technologies, Inc. has caused this Certificate to be duly executed in its corporate name on this 2nd day of January, 2002.



                          MEDSOURCE TECHNOLOGIES, INC.

                          By: /s/ Daniel Croteau
                              -----------------------------
                              Name: Daniel Croteau
                              Title: Vice President - Corporate Development

                                                                       Exhibit B
                                                                       ---------

                          MEDSOURCE TECHNOLOGIES, INC.
            CERTIFICATE OF DESIGNATION OF 6% SERIES F PREFERRED STOCK

          Pursuant to Section 151 of the Delaware General Corporation Law, MedSource Technologies, Inc., a Delaware corporation (the "Corporation"), DOES HEREBY CERTIFY:

          That pursuant to the authority conferred upon the Board of Directors of the Corporation by the Certificate of Incorporation of the Corporation (the "Charter"), the Board of Directors of the Corporation has duly adopted the following resolution creating a series of Preferred Stock designated as 6% Series F Preferred Stock, and such resolution has not been modified and is in full force and effect on the date hereof:

          RESOLVED that, pursuant to the authority vested in the Board of Directors of the Corporation in accordance with the provisions of the Charter, a series of the authorized Preferred Stock, par value $.01 per share, of the Corporation is hereby created and that the designation and number of shares thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations and restrictions thereof are as follows:

Section 1. Designation and Number.
           ----------------------

          (a) The shares of such series shall be designated as 6% Series F Preferred Stock (the "Series F Preferred Stock"). The number of shares initially constituting the Series F Preferred Stock shall be 4,000, which number may be increased or decreased by the Board of Directors; provided, however, that such
                                                  --------  -------
number may not be decreased below the number of then outstanding shares of Series F Preferred Stock.

          (b) The Series F Preferred Stock shall, with respect to dividend rights and rights on liquidation, dissolution or winding up, rank:

               (i) junior to all classes and series of Senior Stock (as defined below);

               (ii) pari passu with all classes and series of Parity Stock (as
                    ---- -----
     defined below); provided, however, that, notwithstanding the
                     --------  -------

     foregoing, the Corporation may, subject, in any event, to Section 8, redeem the Series F Preferred Stock prior to redemption of (x) the Corporation's Series D Preferred Stock, par value $.01 per share, and (y) the Corporation's Series E Preferred Stock, par value $.01 per share; and

               (iii) senior to all classes and series of Junior Stock (as defined below).

          (c) Capitalized terms used herein and not otherwise defined shall have the meanings set forth in Section 9 below.

Section 2. Dividends and Distributions.
           ---------------------------

          (a) The holders of shares of Series F Preferred Stock, in preference to the holders of shares of Common Stock and shares of any other Junior Stock, shall be entitled to receive, when, as and if declared by the Board of Directors, out of the assets of the Corporation legally available therefor, cumulative dividends at a rate per annum equal to 6% of the Original Series F
                               --- -----
Issue Price during the first twelve month period following the date on which the Series F Preferred Stock is first issued (the "Issue Date"). However, in the event that the Series F Preferred Stock remains outstanding after the end of such twelve month period, then holders shall be entitled to cumulative dividends at a rate per annum equal to 16% of the Original Series F Issue Price ab initio
          --- -----                                                   -- ------
from the Issue Date.

          (b) Dividends payable pursuant to Section 2(a) on any shares of Series F Preferred Stock shall accrue and be cumulative from the Issue Date of such shares until such shares shall cease to be outstanding.

          (c) In no event may any dividends be paid on the Series F Preferred Stock unless, at the time of such payment, any and all dividends then accrued and payable on the shares of any Senior Stock have been paid in full. If dividends are paid on the shares of Series F Preferred Stock and shares of Parity Stock in an amount less than the total amount of such dividends at the time accrued and payable on all of such shares, such dividends shall be allocated pro rata (in proportion to the respective amounts due with respect
          --- ----
thereto) among all such shares of Series F Preferred Stock and shares of Parity Stock at the time outstanding based on the amount of dividends then due with respect to each such share.

          (d) The holders of shares of Series F Preferred Stock shall not be entitled to receive any dividends or other distributions except as provided herein.

Section 3. Voting Rights.
           -------------

          Except as required by law, the holders of shares of Series F Preferred Stock shall not have any voting rights. With respect to any matter on which holders shall be required by law to vote, holders of such shares shall be entitled to one vote for each share held.

Section 4. Optional Redemption.
           -------------------

          (a) At any time following the Issue Date, the Corporation shall have the right, at its sole option and election, to redeem in cash the shares of Series F Preferred Stock, in whole or in part, on not less than 15 days prior written notice of the date of redemption (any such date an "Optional Redemption Date") at a price per share (the "Optional Redemption Price") equal to the Liquidation Preference.

          (b) A notice shall be mailed to each holder of shares of Series F Preferred Stock to be redeemed at such holder's address as it appears on the transfer books of the Corporation. In order to facilitate the redemption of shares of Series F Preferred Stock, the Board of Directors may fix a record date for the determination of shares of Series F Preferred Stock to be redeemed, or may cause the transfer books of the Corporation for the Series F Preferred Stock to be closed, not more than 30 days or less than 15 days prior to the date fixed for such redemption. Each holder of shares of Series F Preferred Stock shall deliver the certificate or certificates representing such shares within five days after receipt of such notice.

          (c) Notice of redemption having been given as aforesaid, on and after the Optional Redemption Date, notwithstanding that any certificates in respect of shares of Series F Preferred Stock to be redeemed shall not have been surrendered for cancellation, from and after the Optional Redemption Date (i) the shares represented thereby shall no longer be deemed outstanding, (ii) the rights to receive dividends thereon shall cease to accrue and (iii) all rights of the holders of shares of Series F Preferred Stock to be redeemed or to receive any amounts in respect of any liquidation, dissolution, winding up or otherwise shall cease and terminate, excepting only the right to receive the Optional Redemption Price therefor.

          (d) On the Optional Redemption Date, (i) the Corporation shall pay to each holder of shares of Series F Preferred Stock the Optional Redemption Price in respect thereof by delivery of a good check to the address of such holder at such holder's address as it appears on the transfer books of the Corporation and
(ii) all such shares of Series F Preferred Stock shall be deemed to have been redeemed (and shall be deemed to cease to be outstanding) as of the Optional Redemption Date.

Section 5. Reacquired Shares.
           -----------------

          Any shares of Series F Preferred Stock converted, exchanged, redeemed, purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares of Series F Preferred Stock shall upon their cancellation become authorized but unissued shares of preferred stock, par value $.01 per share, of the Corporation and, upon the filing of an appropriate Certificate of Designation with the Secretary of State of the State of Delaware, may be reissued as part of another class or series of preferred stock, par value $.01 per share, of the Corporation, including, without limitation, Series F Preferred Stock, all subject to the conditions or restrictions on issuance set forth herein.

Section 6. Liquidation, Dissolution or Winding Up.
           --------------------------------------

          (a) If the Corporation shall liquidate, dissolve or wind up (each, a "Liquidation Event") distributions shall be made to the holders of shares of Series F Preferred Stock and all other Parity Stock in proportion to the total amounts to which the holders of all shares of the Series F Preferred Stock and other Parity Stock are entitled upon such Liquidation Event.

          (b) No distribution shall be made in respect of any shares of Series F Preferred Stock pursuant to Section 6(a) unless, at the time of such distribution, all amounts due in respect of any shares of Senior Stock have been paid in full.

          (c) No distribution shall be made in respect of any shares of Junior Stock unless, at the time of such distribution, the holders of shares of Series F Preferred Stock shall have received the Liquidation Preference with respect to each share.

Section 7. Voluntary Conversion.
           --------------------

          (a) At any time during the 20-day period following a Change of Control, each holder of Series F Preferred Stock shall have the right, at such holder's option, to convert, subject to the terms and provisions of this Section 7, any or all of such holder's shares of Series F Preferred Stock into the number of fully paid and non-assessable shares of Common Stock that shall equal the quotient of the Liquidation Preference and the Market Price on the date of such conversion. Such conversion right shall be exercised by the surrender of one or more certificates representing the shares to be converted to the Corporation during usual business hours at its principal place of business, accompanied by written notice that the holder elects to convert such shares and specifying the name or names (with address) in which a certificate or certificates representing shares of Common Stock are to be issued and (if so required by the Corporation) by a written instrument or instruments of transfer in form reasonably satisfactory to the Corporation duly executed by the holder or such holder's duly authorized legal representative and transfer tax stamps or funds therefor, if required pursuant to Section 7(d). All certificates representing shares of Series F Preferred Stock surrendered for conversion shall be delivered to the Corporation for cancellation.

          (b) No fractional shares or scrip representing fractional shares shall be issued upon the conversion of any shares of Series F Preferred Stock. If more than one share of Series F Preferred Stock shall be surrendered for conversion at one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate Liquidation Preference of the shares of Series F Preferred Stock so surrendered. If the conversion of any share or shares of Series F Preferred Stock results in a fraction, an amount equal to such fraction multiplied by the Market Price of the Common Stock on the day preceding the day of conversion shall be paid to such holder in cash by the Corporation.

          (c) The Corporation shall reserve and keep available for issuance upon the conversion of the Series F Preferred Stock pursuant to this Section 7, such number of its authorized but unissued shares of Common Stock as will from time to time be sufficient to permit the conversion of all outstanding shares of Series F Preferred Stock, and shall take all action required to increase the authorized number of shares of Common Stock if at any time there shall be insufficient authorized but unissued shares of Common Stock to permit such reservation or to permit the conversion of all outstanding shares of Series F Preferred Stock.

          (d) The issuance or delivery of certificates for Common Stock upon the conversion of shares of Series F Preferred Stock pursuant to this Section 7 shall be made without charge to the converting holder of shares of Series F Preferred Stock for such certificates or for any tax in respect of the issuance or delivery of such certificates or the securities represented thereby, and such certificates shall be issued or delivered in the respective names of, or (subject to compliance with the applicable provisions of federal and state securities laws) in such names as may be directed by, the holders of the shares of Series F Preferred Stock converted; provided, however, that the Corporation
                                       --------  -------
shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in a name other than that of the holder of the shares of Series F Preferred Stock converted, and the Corporation shall not be required to issue or deliver such certificate unless or until the Person or Persons requesting the issuance or delivery thereof shall have paid to the Corporation the amount of such tax or shall have established to the reasonable satisfaction of the Corporation that such tax has been paid.

          (e) In the event that a holder of Series F Preferred Stock shall elect to convert such holder's shares following a Change of Control (as contemplated by Section 7(a) above), such conversion shall be deemed to have occurred on the date of such Change of Control. The Corporation shall deliver one or more certificates representing the shares of Common Stock issuable upon conversion of such Series F Preferred Stock to the holder thereof promptly following the surrender by a holder of the Series F Preferred Stock of one or more certificates representing the shares to be converted.

Section 8. Credit Agreement.
           ----------------

          In no event shall the Corporation be required to make payments in respect of the Series F Preferred Stock (pursuant to Section 2, 4 or 6 or otherwise) if such payment is prohibited under the terms of the Credit Agreement.

Section 9. Definitions.
           -----------

          For the purposes of this Certificate of Designation of Series F Preferred Stock, the following terms shall have the meanings indicated:

          A "Change of Control" of the Corporation shall mean, so long as any Series F Preferred Stock is issued and outstanding, such time as:

               (i) Any Person or "group" (within the meaning of Section 13(d)(3) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of outstanding shares of stock of the Corporation entitling such Person or Persons to exercise 50% or more of the total votes (excluding the Series F Preferred Stock) entitled to be cast at a regular or special meeting, or by action by written consent, of shareholders of the Corporation (the term "beneficial owner" shall be determined in accordance with Rule 13d-3, promulgated by the Securities Exchange Commission under the Exchange Act);

               (ii) The Corporation shall consummate the sale or other disposition of all or substantially all of the assets of the Corporation in one transaction or in a series of related transactions;

               (iii) The Corporation shall consummate a recapitalization, reorganization, merger, consolidation or similar transaction, in each case with respect to which all or substantially all the Persons who were the respective beneficial owners, directly or indirectly, of the outstanding shares of capital stock of the Corporation immediately prior to such recapitalization, reorganization, merger, consolidation or similar transaction, will own less than 50% of the combined voting power of the then outstanding shares of capital stock of the Corporation resulting from such recapitalization, reorganization, merger, consolidation or similar transaction;

               (iv) Any transaction occurs after the occurrence of an Initial Public Offering, the result of which is that the Common Stock is not required to be registered under Section 12 of the Exchange Act and that the holders of Common Stock do not receive common stock of the Person surviving such transaction which is required to be registered under Section 12 of the Exchange Act; or

               (v) Immediately after any merger, consolidation, recapitalization or similar transaction an individual or "group" (within the meaning of Section 13(d)(3) of the Exchange Act) shall be the beneficial owners, directly or indirectly, of outstanding shares of capital stock of the Corporation (or any Person surviving such transaction) entitling them collectively to exercise 50% or more of the total voting power of shares of capital stock of the Corporation (or the surviving Person in such transaction);

          "Common Stock" shall mean the Common Stock, par value $.01 per share, of the Corporation. In the event that the Common Stock should, as a result of a dividend or change or exchange for other securities by reclassification, reorganization, redesignation, merger, consolidation, recapitalization, split-up, spinoff, partial or complete liquidation, sale of assets, distribution to stockholders or otherwise, be changed into or exchanged, in whole or in part, for a different number or kind of shares of capital stock or other securities of the Corporation or of another Person, the term "Common Stock" shall include, without limitation, such shares of capital stock or other securities or property; provided, however, that, in the event the Common Stock shall cease to
          --------  -------
be outstanding following any such reclassification, reorganization, redesignation, merger, consolidation, recapitalization, split-up, spinoff, partial or complete liquidation, sale of assets, distribution to stockholders or otherwise, then the term "Common Stock" shall only refer to such shares of capital stock or other securities or property.

          "Credit Agreement" means the Credit Agreement dated March 30, 1999 among the Corporation, MedSource Technologies, LLC, the lenders party to the Credit Agreement and Deutsche Bank AG, New York Branch, as administrative agent, together with the related documents thereto (including, without limitation, any guarantee agreements and/or security documents), as the same has been and may be amended, extended, renewed, increased, restated, modified, supplemented, refinanced, replaced or refunded from time to time, including, without limitation, any such amendment, extension, renewal, increase, restatement, supplement, refinancing, replacement or refunding which relates to all or any portion of the indebtedness under such agreement or any successor or replacement agreement, and whether by the same or any other agent, lender and/or group of lenders.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder.

          "Initial Public Offering" shall mean the initial public offering of shares of Common Stock of the Corporation pursuant to a registration statement declared effective under the Securities Act.

          "Junior Stock" shall mean any now or hereafter authorized capital stock of the Corporation ranking junior (as to dividends and upon liquidation, dissolution or winding up) to the Series F Preferred Stock, including, without limitation, the Common Stock, the Corporation's

Series A Preferred Stock, par value $.01 per share, and the Corporation's Series Z Preferred Stock, par value $.01 per share.

          "Liquidation Preference" with respect to a share of Series F Preferred Stock shall mean the Original Series F Issue Price plus all accrued and unpaid
                                                   ----
dividends thereon, whether or not declared.

          "Market Price" shall mean, as applied to shares of any class of stock on any date, the last reported sales price, regular way, per share of such shares on such day, or if no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in each case, as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if shares of such stock are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of such stock are listed or admitted to trading, or, if the shares of such stock are not listed or admitted to trading on any national securities exchange, the last quoted sale price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, in either case as reported by the National Association of Securities Dealers, Inc. or, if not so reported, as reported by any similar interdealer system selected by the Board of Directors of the Corporation then in general use, or, if on any such date the shares of stock are not quoted or reported by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the shares of stock selected by the Board of Directors of the Corporation. If any such class of stock is not publicly held or so listed or publicly traded, "Market Price" means the fair market value per share as determined in good faith by the Board of Directors of the Corporation.

          "Original Series F Issue Price" with respect to a share of Series F Preferred Stock shall mean $1,000.

          "Parity Stock" shall mean any now or hereafter authorized capital stock of the Corporation ranking on a par (as to dividends and upon liquidation, dissolution or winding up) with the Series F Preferred Stock, including, without limitation, the Corporation's Series D Preferred Stock, par value $.01 per share, and the Corporation's Series E Preferred Stock, par value $.01 per share.

          "Person" shall mean any individual, firm, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind, and shall include any successor (by merger) of such entity.

          "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder.

          "Senior Stock" shall mean any now or hereafter authorized capital stock of the Corporation that by its terms ranks senior (as to dividends and upon liquidation, dissolution or winding up) to the Series F Preferred Stock, including, without limitation, the Corporation's

Series B Preferred Stock, par value $.01 per share, and the Corporation's Series C Preferred Stock, par value $.01 per share.

Section 10. Modification or Amendment.
            -------------------------

          Modifications or amendments to this Certificate of Designation may be made by the Corporation upon the vote or consent of the holders of a majority of the outstanding shares of Series F Preferred Stock.

          IN WITNESS WHEREOF, MedSource Technologies, Inc. has caused this Certificate to be duly executed in its corporate name on this 2nd day of January, 2002.



                          MEDSOURCE TECHNOLOGIES, INC.

                          By: /s/ Daniel Croteau
                              -----------------------------
                              Name: Daniel Croteau
                              Title: Vice President - Corporate Development



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